Employee Benefit Plans - Compensation Expense to be Recognized (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
2015	$ 186
2016	133
2017	46
2018	3
Total	$ 368